UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 24, 2006
PANERA BREAD COMPANY
(Exact name of registrant as specified in its charter)

Delaware	000-19253	04-2723701
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

6710 Clayton Road
Richmond Heights, MO	63117
(Address of principal executive offices)	(Zip Code)
314-633-7100
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
     On October 24, 2006, Panera Bread Company announced its financial results for the quarter ended September 26, 2006 and discussed earnings targets for the fiscal years 2006 and 2007. A copy of the earnings press release, dated October 24, 2006, issued in connection with the announcement is furnished as Exhibit 99.1 to this report.
     The information in this Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits
     The following exhibit relating to Item 2.02 shall be deemed to be furnished, and not filed:

Exhibit No.	Exhibit
99.1	Press Release, dated October 24, 2006
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PANERA BREAD COMPANY
By:	/s/ Jeffrey W. Kip
	Name:	Jeffrey W. Kip
	Title:	Senior Vice President, Chief Financial Officer

Date: October 24, 2006

Exhibit Index

Exhibit No.	Exhibit
99.1	Press Release, dated October 24, 2006